Principal Diversified Select Real Asset Fund
Supplement dated November 6, 2020
to the Statement of Additional Information dated August 1, 2020
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

MANAGEMENT OF THE FUND
On or about January 1, 2021, delete references to Finisterre Capital LLP (Finisterre).

INVESTMENT ADVISORY AND OTHER SERVICES
Under Investment Advisors, delete Tortoise Capital Advisors, L.L.C., and replace with the following:
Tortoise Capital Advisors, L.L.C. ("Tortoise"), 5100 W. 115th Place, Leawood, Kansas 66211, formed in October 2002, specializes in essential assets investing. Tortoise is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirectly wholly owned subsidiary of TortoiseEcofin Investment Management, LLC ("TortoiseEcofin"). TortoiseEcofin holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in TortoiseEcofin. Certain employees in the TortoiseEcofin complex also own interests in TortoiseEcofin.
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